UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 4, 2004


                             SHORE BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


          Maryland                       0-22345                 52-1974638
          --------                       -------                 ----------
(State or other jurisdiction of  (Commission file number)       (IRS Employer
incorporation or organization)                               Identification No.)


                  18 East Dover Street, Easton, Maryland 21601
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 822-1400
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02.        Results of Operations and Financial Condition.

     On November 9, 2004, Shore Bancshares, Inc. (the "Company") issued a press release describing the Company's unaudited financial results for the three and nine months ended September 30, 2004, a copy of which is furnished herewith as
Exhibit 99.1.

     The information contained in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d)  Election of Directors.

          Effective November 4, 2004, the Board of Directors of Shore Bancshares, Inc. (the "Company") filed two vacancies on the Board by electing Steven A. Fulwood and Thomas H. Evans to serve as directors of the Company. Messrs. Fulwood and Evans have each been appointed to serve on the Board's Executive Committee and Strategic Planning Committee. Neither person was elected pursuant to any arrangement or understanding with any other person.

          Mr. Fulwood is the President of The Avon-Dixon Agency, LLC ("Avon-Dixon"), which is a wholly-owned subsidiary of the Company. The terms of Mr. Fulwood's employment, including his compensation and benefits, are detailed in his employment agreement with Avon-Dixon, a copy of which was filed with the Securities and Exchange Commission as Exhibit 10.6 to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004 and is incorporated herein by reference. In 2004, The Talbot Bank of Easton, Maryland ("Talbot Bank") made a loan to Mr. Fulwood in the principal amount of $375,000. Talbot Bank is a wholly-owned subsidiary of the Company. The loan was made in the normal course of Talbot Bank's business and on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with third parties and does not involve more than the normal risk of collectability or present other unfavorable features.

          Mr. Evans is the President and Chief Executive Officer of The Felton Bank, which is also a wholly-owned subsidiary of the Company. In April 2004, Mr. Evans and the Company entered into a four-year employment agreement pursuant to which Mr. Evans is to receive an annual salary of $105,000, discretionary bonuses, fringe benefits, and participation in the pension, profit sharing, retirement, equity and incentive compensation plans, and vacation generally available to other officers of the Company's subsidiaries.

Item 9.01.        Financial Statements and Exhibits.

     (c)  Exhibits:

     Exhibit 10.1--Employment Agreement between The Avon-Dixon Agency, LLC and Steven Fulwood (incorporated by reference to Exhibit 10.6 of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004).

     Exhibit 99.1--Press Release dated November 9, 2004 (furnished herewith).

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             SHORE BANCSHARES, INC.


Dated:  November 9, 2004           By: /s/ W. Moorhead Vermilye
                                       -----------------------------------------
                                       W. Moorhead Vermilye
                                       President and CEO

                                  EXHIBIT INDEX

Exhibit
Number        Description
- -------       -----------

10.1 Employment Agreement between The Avon-Dixon Agency, LLC and Steven Fulwood (incorporated by reference to Exhibit 10.6 of the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2004).

99.1          Press Release dated November 9, 2004.